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                                                                Exhibit 10.1.1

                                                                EXECUTION COPY



                              WAIVER AND AMENDMENT NO. 1


     WAIVER AND AMENDMENT NO. 1 (the "Amendment") dated as of
December 16, 1998 of the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998 (the "Credit Agreement"), among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "Company"), the
LENDERS party thereto (the "Lenders") and THE CHASE MANHATTAN
BANK, as Administrative Agent (the "Administrative Agent").

                             WITNESSETH:

     WHEREAS, the Company and the Lenders have agreed to waive compliance with the leverage ratio for the period ended on September 30, 1998, amend the leverage ratio and the interest coverage ratio required for the period ended on December 31, 1998;

     NOW, THEREFORE, the parties hereto agree as follows:

     Section 1. Definitions; References. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

     Section 2. Waiver of Section 9.11. The Lenders hereby waive compliance with Section 9.11 of the Credit Agreement for the period (and only for the period) ended on September 30, 1998.

     Section 3. Amendment of Sections 9.10 and 9.11. Section 9.10 of the Credit Agreement is hereby amended to replace "September 30, 1998" with "December 31, 1998" and "October 1, 1998" with "January 1, 1999". Section
9.11 of the Credit Agreement is hereby amended to replace "December 31, 1998" with "September 30, 1998" and to insert immediately thereafter an additional line reading:

     October 1, 1998 through December 31, 1998    5.50:1

     Section 4. Representations of Company. The Company represents and warrants that (i) the representations and warranties of the Company and its



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Subsidiaries made in each Basic Document shall be true (or, in the case of
Basic Documents which are not Financing Documents, true in all material respects) on and as of the Amendment Effective Date to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and (ii) no Default will have occurred and be continuing on such date.

    SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

    SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when the Administrative Agent shall have received (i) for the account of each Lender, an amendment fee equal to 0.5% of such Lender's pro rata share of the aggregate amount of Loans, Letter of Credit Liabilities and unused Commitments on such date, and (ii) counterparts of this Amendment executed and delivered by or on behalf of the Majority Lenders and the Company (or, in the case of any Lender as to which the Administrative Agent shall not have received such a counterpart, the Administrative Agent shall have received evidence satisfactory to it of the execution and delivery by such Lender of a counterpart hereof).


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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                    APPLIED EXTRUSION TECHNOLOGIES, INC.

                                    By /s/ Gerald M. Haines II
                                       ---------------------------------------
                                       Title: Vice President


                                    THE CHASE MANHATTAN BANK

                                    By /s/ Mary Elisabeth Swerz
                                       ---------------------------------------
                                       Title: Vice President


                                    LASALLE BUSINESS CREDIT, INC.

                                    By /s/ John C. Baier
                                       ---------------------------------------
                                       Title: Vice President


                                    FLEET NATIONAL BANK

                                    By /s/ H. Ellery Perkinson
                                       ---------------------------------------
                                       Title: Vice President


                                    PNC BANK, N.A.

                                    By /s/ Craig T. Sheetz
                                       ---------------------------------------
                                       Title: Vice President


                                    FIRST UNION NATIONAL BANK

                                    By /s/ John T. Trainor
                                       ----------------------------------------
                                       Title: Vice President

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